February 19, 2003

                        ATALANTA/SOSNOFF INVESTMENT TRUST
                                 101 Park Avenue
                            New York, New York 10178

                              ATALANTA/SOSNOFF FUND
                           ATALANTA/SOSNOFF FOCUS FUND
                           ATALANTA/SOSNOFF VALUE FUND


                 SUPPLEMENT TO PROSPECTUS DATED OCTOBER 1, 2002

     Effective immediately, the Atalanta/Sosnoff Focus Fund (the "Fund") has terminated the public offering of its shares. Shares of the Fund are no longer available for purchase. It is anticipated that all shares of the Fund will be redeemed or exchanged into another Atalanta/Sosnoff fund and that the Fund will discontinue operations before March 15, 2003.